UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328 Madison, Wisconsin	53705-0328
(Address of principal executive offices)	(Zip code)

(800)-438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02 Results of Operations and Financial Condition.

John Deere Capital Corporation’s (JDCC) revenue, net income, and ending portfolio balance for the third quarter and first nine months of fiscal year 2026 are set forth below:

	Third Quarter			Year To Date
$ in millions	2026	2025	% Change	2026	2025	% Change
Revenue	$ 1,192	$ 1,233	-3%	$ 3,518	$ 3,622	-3%
Net income	174	159	9	524	442	19
Ending portfolio balance				56,760	58,372	-3

JDCC’s net income for the quarter was higher than the same period in 2025, driven by favorable financing spreads and discrete tax items, partially offset by the impact of a lower average portfolio and favorable derivative valuation adjustments in the third quarter of 2025. Net income for the first nine months of 2026 was higher than the prior year period due to favorable financing spreads, a lower provision for credit losses, and favorable derivative valuation adjustments, partially offset by the impact of a lower average portfolio.

Item 7.01Regulation FD Disclosure.

On August 20, 2026, Deere & Company, JDCC’s parent, issued a press release announcing its results of operations for the third quarter of fiscal year 2026 and made available a presentation providing a review of such period in connection with its investor earnings call. Copies of the press release and presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 8.01Other Events.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit

99.1

Press release and supplemental financial information of Deere & Company (incorporated by reference from Exhibit 99.1 to Deere & Company’s Current Report on Form 8-K dated August 20, 2026, file number (1-4121)). (Furnished herewith)

99.2

Third Quarter 2026 Earnings Conference Call Presentation of Deere & Company (incorporated by reference from Exhibit 99.2 to Deere & Company’s Current Report on Form 8-K dated August 20, 2026, file number (1-4121)). (Furnished herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Julie M. O. Rosales
Julie M. O. Rosales Secretary
Dated: August 20, 2026

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